UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934.

Date of Report:  January 31, 2013

(Date of earliest event reported)

MRI INTERVENTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-54575	58-2394628
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation or organization)	Number)	Identification No.)

One Commerce Square, Suite 2550 Memphis, Tennessee	38103
(Address of principal executive offices)	(Zip Code)

(901) 522-9300

(Registrant's telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.08. Shareholder Director Nominations.

The board of directors of MRI Interventions, Inc. (the "Company") has set June 13, 2013 as the date of the Company's 2013 annual meeting of stockholders (the "2013 Annual Meeting"). Qualified stockholder proposals (including a proposal made pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, and any notice on Schedule 14N) to be presented at the 2013 Annual Meeting and in the Company's proxy statement and form of proxy relating to the 2013 Annual Meeting must be received by the Company at its principal executive offices located at One Commerce Square, Suite 2550, Memphis, Tennessee, 38103, addressed to the Company's Corporate Secretary, no earlier than March 15, 2013, and no later than April 15, 2013. All stockholder proposals must comply with applicable Delaware law, the rules and regulations promulgated by the Securities and Exchange Commission, and the procedures set forth in the Company's bylaws.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MRI INTERVENTIONS, INC.

By:	/s/ Oscar L. Thomas
Oscar L. Thomas
Vice President, Business Affairs

Date:     February 6, 2013

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